amalgamatedbank.com Member FDIC Amalgamated Financial Corp. Fourth Quarter 2023 Earnings Presentation January 25, 2024

2 Safe Harbor Statements INTRODUCTION On March 1, 2021 (the “Effective Date”), Amalgamated Financial Corp. (the “Company”) completed its holding company reorganization and acquired all of the outstanding stock of Amalgamated Bank (the “Bank”). In this presentation, unless the context indicates otherwise, references to “we,” “us,” and “our” refer to the Company and the Bank. However, if the discussion relates to a period before the Effective Date, the terms refer only to the Bank. FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified through the use of forward-looking terminology such as “may,” “will,” “anticipate,” “aspire,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “in the future,” “may” and “intend,” as well as other similar words and expressions of the future. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These forward- looking statements include, but are not limited to, our 2023 Guidance, and statements related to future loss/income (including projected non-interest income) of solar tax equity investments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control and any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: 1. uncertain conditions in the banking industry and in national, regional and local economies in our core markets, which may have an adverse impact on our business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in our deposits, including an increase in uninsured deposits; 5. unfavorable conditions in the capital markets, which may cause declines in our stock price and the value of our investments; 6. continued fluctuation of the interest rate environment including changes in net interest margin or changes that affect the yield curve on investments; 7. potential deterioration in real estate collateral values 8. changes in legislation, regulation, public policies, or administrative practices impacting the banking industry, including increased regulation in the aftermath of the recent bank failures; 9. the outcome of any legal or regulatory proceedings that may be instituted against us 10. our inability to maintain the historical growth rate of our loan portfolio; 11. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 12. the impact of competition with other financial institutions,including pricing pressures and the resulting impact on our results, including as a result of compression to net interest margin 13. any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; 14. the risk that the preliminary financial information reported herein and our current preliminary analysis could be different when our review is finalized; 15. increased competition for experienced members of the workforce including executives in the banking industry; 16. a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 17. increased regulatory scrutiny and exposure from the use of "big data" techniques, machine learning, and artificial intelligence; 18. a downgrade in our credit rating; 19. increased political opposition to Environmental, Social and Governance (“ESG”) practices and Diversity, Equality and Inclusion ("DEI") practices; 20. physical and transitional risks related to climate change as they impact our business and the businesses that we finance; 21. future repurchase of our shares through our common stock repurchase program. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law.

3 Safe Harbor Statements cont. NON-GAAP FINANCIAL MEASURES This presentation refers to certain non-GAAP financial measures including, without limitation, “Core operating revenue,” “Core non-interest expense,” “Core non-interest income,” “Core net income,” “Tangible common equity,” “Average tangible common equity,” “Core return on average assets,” “Core return on average tangible common equity,” and “Core efficiency ratio.” Our management utilizes this information to compare our operating performance for December 31, 2023 versus certain periods in 2023 and 2022 and to prepare internal projections. We believe these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of our operating performance. In addition, because intangible assets such as goodwill and other discrete items unrelated to our core business, which are excluded, vary extensively from company to company, we believe that the presentation of this information allows investors to more easily compare our results to those of other companies. The presentation of non-GAAP financial information, however, is not intended to be considered in isolation or as a substitute for GAAP financial measures. We strongly encourage readers to review the GAAP financial measures included in this release and not to place undue reliance upon any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures in this presentation with other companies’ non-GAAP financial measures having the same or similar names. Reconciliations of non-GAAP financial disclosures to comparable GAAP measures found in this release are set forth in the final pages of this presentation and also may be viewed on our website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

4Q23 Highlights 4 (1) See non-GAAP disclosures on pages 22-23 (2) Excludes Brokered CDs and off-balance sheet deposits INCOME STATEMENT(1) BALANCE SHEET CAPITAL Net Income - GAAP $22.7MM Core Net Income $22.1MM Net Interest Income $67.3MM Core Diluted EPS $0.72 Net Interest Margin 3.44 % Core Return on Assets 1.10 % Core Efficiency 49.73 % Deposit growth(2) $170.8MM | +2.6% Loans growth $48.7MM | +1.1% PACE growth $21.5MM | +1.9% Tier 1 8.07% | +18 bps CET1 12.98% | +35 bps TBV/sh $18.74 | +7.5% TCE 7.16% | +44 bps

Solar Tax-Equity Investments

OVERVIEW OF SOLAR TAX EQUITY INVESTMENTS

- Metrics excluding the impact of tax credits or accelerated depreciation is a meaningful way to evaluate our performance and are adjusted in accordance with the below chart
  - Immediate realization of tax benefits and subsequent accelerated depreciation of the value of the investment creates volatility in the GAAP and core earnings presentations
  - Steady state income is generally achieved within 4-6 quarters of initial investment and all investments are net profitable over their lives (generally 5 years)
- Forecast below includes one new solar tax equity initiative as of 4Q23

ACTUAL AND PROJECTED SOLAR INCOME(1)(2)(3)

$ millions



Actual
Forecast
$1.2
-$3.8
FY22
$1.6
$3.3
FY23
$0.3
$1.8
1Q24
$0.3
-$1.8
2Q24
$0.3
-$1.1
3Q24
$0.4
-$0.9
4Q24
$1.2
-$2.0
FY24
$1.7
-$3.2
FY25
Tax credits (accelerated depreciation) on solar investments
Steady state solar income

(1) Actual 2023 results and projected solar income forecasts have been revised in 4Q23
(2) Balances presented are not tax effected
(3) Refer to Reconciliation of Non-GAAP Financial Measures on slides 22-23 for further details on impact to key ratios

5

Trends 6 KEY FINANCIAL TRENDS THROUGH 4Q23 ($ in millions) 10.0% CAGR(1) 10.9% CAGR(1) Ending Deposits + Brokered CDs NPA / Total Assets Loans + PACE $4,641 $5,339 $6,356 $6,595 $7,012 $4,641 $5,339 $6,356 $6,521 $6,770 $74 $242 2019 2020 2021 2022 2023 1.25% 1.38% 0.77% 0.44% 0.43% 2019 2020 2021 2022 2023 >> $3,703 $3,868 $3,904 $4,973 $5,451 $3,439 $3,447 $3,276 $4,061 $4,321 $264 $421 $627 $912 $1,130 2019 2020 2021 2022 2023 6.0% CAGR(1) (Loans) (1) Compounded Annual Growth Rate (“CAGR”) (2) See solar tax investment slide 5 for solar components of income excluded from Core Income (3) GAAP Pre-tax, pre-provision income was $139.4 in 2023, $123.2 million in 2022, $70.4 million in 2021, and $86.7 in 2020, the only years impacted by our solar investments Core Pre-Tax Pre-Provision Earnings(2)(3) $69.4 $84.9 $73.3 $130.7 $142.8 2019 2020 2021 2022 2023 19.8% CAGR(1) 9.9% CAGR(1) (excl. Brokered CD)

Deposit Portfolio

TOTAL DEPOSITS (on-Balance Sheet)

($ in billions)



$6.6
$0.6
$0.1
$5.9
$7.0
$0.7
$0.6
$5.7
$6.9
$0.8
$0.5
$5.6
$7.0
$1.0
$0.4
$5.6
$7.0
$1.0
$0.2
$5.8
$7.0
$1.1
$0.2
$5.7
4Q22
1Q23
2Q23
3Q23
4Q23
1/17/24
Political
Brokered CDs
All Other Deposits

TOTAL CORE DEPOSITS(2) BY IMPACT SEGMENT

($ in billions)



$0.45
$0.60
$1.71
$0.96
$1.26
$0.99
$0.81
CML - Labor
CML - Social/Philanthropy
Consumer
CML - Political(2)
CML - NFP(2)
CML - Other(1)
CML - Climate/Sustainability

4Q23 HIGHLIGHTS

- Total deposits increased $21 million or 0.3% in 4Q23

All following metrics exclude Brokered CDs

- Total on-balance sheet deposits increased $171 million
  - Political deposits grew $236 million
  - Other segment deposits grew $203 million, particularly in not-for-profit and labor
  - $303 million moved off-balance sheet
- Total cost of deposits of 125 basis points, compared to 111 basis points in Q3 as we proactively price to maintain and attract deposits
  - Interest bearing deposit cost was 221 basis points in Q4 and 200 basis points in Q3
- Non-interest bearing deposits represented 43% of ending deposits in 4Q23 and 43% in 3Q23
  - Reciprocal deposits decreased by $42 million, or 3% in the quarter
- Loan/Deposit ratio of 63% as of 4Q23

(1) CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts
(2) Core deposits is defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, and intercompany deposits, transactional political deposits, and transitional deposits scheduled for our Trust business. We believe the most directly comparable GAAP financial measure is total deposits.

7

Super-Core Deposits

SUPER-CORE DEPOSITS[2] BY IMPACT SEGMENT

($ in billions)

Impact Sector	Total Balance ($M)	% of Total Core Deposits	Weighted Avg. Account Duration (Years)
CML - Labor	1,427	21%	20
Consumer - Labor	635	9%	23
CML - Social/Philanthropy	611	9%	9
CML - Political	455	7%	8
CML - Climate/Sustainability	157	2%	8
CML - NFP	68	1%	9
CML - Other[1]	210	3%	16
Total	**$3,563**	**52%**	**16**
Other Core Deposits	**$3,235**	**48%**	**2**
Total Core Deposits[3]	**$6,797**		**9**

4Q23 HIGHLIGHTS

- Super-core deposits[2] make up $3.6 billion, or 52% of total core deposits[3]
  - Super-core deposits are minimum 5-years old & concentrated within mission-aligned segments
  - Highly sticky
- Weighted average account life of our super-core deposits is 16 years, compared to 2 years for our other core deposits
- Cash and borrowing potential totals $3.0 billion, or 202% of uninsured non-super-core deposits, with a total borrowings utilization rate of 7% excluding subordinated debt
- Total available liquidity, including cash, unpledged non-PACE securities and borrowing potential totals $3.6 billion or 104% of non-super-core deposits

(1) CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts
(2) Super-core deposits are defined as all deposit accounts with a relationship length of over 5 years, excluding brokered certificates of deposit
(3) Core deposits is defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, intercompany deposits, transactional political deposits and transitional deposits scheduled for our Trust business.. We believe the most directly comparable GAAP financial measure is total deposits.

8

9 HISTORICAL TREND ($ in billions) Political Deposits • Although cyclical, political deposit balances overall have shown an upward trend YoY - highs and lows have both grown higher ◦ High deposit points are reflected in the quarter preceding a major election season - orange bars ◦ Low deposit points are reflected in the quarter during a major election - gray bars • Strong political deposit growth of $236 million in 4Q23(1), comprising 16.8% of all deposits(1) • Certain political deposits considered non-core have been moved off-balance sheet in the quarter $0.2 $0.3 $0.4 $0.5 $0.6 $0.8 $1.1 $1.2 $0.6 $0.7 $0.8 $1.0 $1.0 $1.1 $1.3 $1.2 $0.6 $0.7 $0.8 $1.0 $1.2 $1.2 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1/17/2024 +49% growth +$32.3mm +17% growth +15% growth (1) Calculation includes deposits currently held off-balance sheet and excludes Brokered CD's

Investment Securities 10 SECURITIES – BOOK VALUE(1)(2) ($ millions) 1. Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2. Non-Agency includes corporate bonds 3. MBS/ABS does not include PACE assessments • Investment Securities totaled $3.3 billion book value for 4Q23 • Agency securities made up 23.5% of the total portfolio in 4Q23, up from 23.2% in 3Q23 • PACE assessments are considered non-agency securities, which are non-rated(3) • Total PACE LTV of 12% • 85.6% of all non-agency MBS/ABS securities are AAA rated and 99.9% are A rated or higher(3); 98.8% of CLO’s are AAA-rated ◦ As of 4Q23 average subordination for the C&I CLOs was 44.4% • 30% of the total securities portfolio (or 46% of the securities portfolio excluding PACE) has a floating rate of interest 4Q23 HIGHLIGHTS $3,485 $3,390 $3,378 $3,303 $3,282 $1,686 $1,560 $1,523 $1,428 $1,382 $912 $996 $1,061 $1,109 $1,130 $887 $834 $794 $766 $770 4.43% 5.07% 5.20% 5.27% 5.43% 2.81% 3.20% 3.12% 3.12% 3.22% 4.32% 5.07% 5.31% 5.44% 5.75% Non-Agency PACE Agency PACE Yield Agency Yield Non-Agency Yield 4Q22 1Q23 2Q23 3Q23 4Q23

• Valuation Loss (Gain) as % of relative portfolio balance ◦ Total $102.3 million | 6.5% ◦ ex-PACE $102.7 million | 6.7% ◦ PACE $(0.44) million | 0.8% • Weighted Average Duration (in years) ◦ Total 2.0 ◦ ex-PACE 1.9 ◦ PACE 4.6 $528 $861 $144 Investment Securities Composition AFS Portfolio Composition(1)(2) ($ in millions) HTM Portfolio Composition(1)(2)(3) ($ in millions) $243 $359 $18 Agency Non-Agency Corporates & Other (1) Both AFS and HTM securities balances shown at book value (2) PACE assets not included in AFS or HTM portfolio composition chart (3) In May of 2022, $277.3 million AFS securities were transferred into our Non-Pace HTM securities portfolio to reduce potential mark to market volatility (4) Weighted average duration calculated using market values of securities 4Q23 HIGHLIGHTS • Weighted average duration(4) is 2.5 years for the total securities portfolio, excl. PACE $1,532mm $620mm AFS HTM • Valuation Loss (Gain) as % of relative portfolio balance ◦ Total $148.0 million | 8.7% ◦ ex-PACE $44.9 million | 7.2% ◦ PACE $103.2 million | 9.6% • Weighted Average Duration (in years) ◦ Total 5.2 ◦ ex-PACE 4.1 ◦ PACE 5.8 11

Loans Held for Investment 12 17.4% 8.7% 15.7% 23.8% 5.9% 12.9% 15.6% Office Office - Owner Occupied Retail Industrial Mixed Use Education Other $1,372 $1,390 $1,389 $1,410 $1,426 $968 $1,063 $1,096 $1,095 $1,148 $926 $924 $949 $1,050 $1,011 $464 $456 $457 $457 $449$335 $327 $333 $324 $353$38 $38 $29 $28 $24 Residential Multifamily C&I Consumer/other CRE Construction and land 4Q22 1Q23 2Q23 3Q23 4Q23 LOAN COMPOSITION ($ in millions) CRE COMPOSITION BY PROPERTY TYPE 42.2% 54.5% 49.2% 40.8% 39.7% 57.1% 57.7% Weighted Avg. LTV TOTAL LOANS ($ in millions) $4,106 $4,198 $4,252 $4,365 $4,411 4.19% 4.40% 4.33% 4.56% 4.68% Total Loans, net Loan Yield 4Q22 1Q23 2Q23 3Q23 4Q23 MULTIFAMILY COMPOSITION BY RENT STABILIZATION 25.8% 17.8% 16.4% 3.6% 4.8% 31.6% Pre 1974 RS Section 8 421a FHEPs Other - Stabilized Non Rent-Stabilized 52.8% 61.3% 58.0% 54.7% 54.0% 48.7% Weighted Avg. LTV

Mission-Aligned Loan Portfolio MULTIFAMILY LOANS BY IMPACT SEGMENT(1) ($ in millions) $1,028 $1 $119 CRE AND LAND LOANS BY IMPACT SEGMENT(1) ($ in millions) $90 $4 $77 $5$6 $194 C&I LOANS BY IMPACT SEGMENT(1) ($ in millions) $11 $534 $151 $58 $7 $250 CONSUMER AND OTHER LOANS BY IMPACT SEGMENT(1)(2) ($ in millions) $407 $43 13(1) For more detail on specific loan types included in each impact segment, see Appendix page 24 (2) Does not include residential or HELOC loans C&I Climate Protection Detail Commercial Solar: $354mm Community Solar and Other: $181mm

Net Interest Income and Margin 14 NET INTEREST INCOME & MARGIN(1)(2) ($ millions) • Net interest income was $67.3 million, compared to $63.7 million in 3Q23 • 4Q23 NIM at 3.44%; an increase of 15 bps compared to 3Q23 • Loan prepayment penalties had no impact on NIM in both 4Q23 and 3Q23 4Q23 HIGHLIGHTS $67.3 $67.3 $63.0 $63.7 $67.3 3.54% 3.59% 3.33% 3.29% 3.44% Net Interest Income Net Interest Margin 4Q22 1Q23 2Q23 3Q23 4Q23 (1) The calculated NIM figures here exclude Allowance for Credit Loss from total interest earning assets across all quarters (2) If Allowance for Credit Loss were included in the NIM calculations above (as it was until 1Q2023), net interest margin would be 3.56% and 3.62% for 4Q22, and 1Q23, respectively

Non-Interest Income 15 CORE NON-INTEREST INCOME (1) ($ millions) • Our trust business held $41.7 billion in assets under custody and $14.8 billion in assets under management, compared to $39.6 billion and $13.9 billion, respectively, in the preceding quarter; this increase was primarily driven by an increase in fair value due to modest market improvements in Q4 • Trust fee income fell $0.1 million quarter over quarter, primarily due to decreases in Trust Department fees as we strive for net revenue quality • Retail banking income rose $0.4mm quarter over quarter, driven by higher treasury investment service fees and increased one-way-sell income on ICS accounts 4Q23 HIGHLIGHTS (1) See non-GAAP disclosures on pages 22-23 $7.3 $7.5 $8.2 $7.8 $8.5 $0.7 $1.1 $1.5 $1.4 $1.8 $3.6 $3.9 $4.0 $3.7 $3.6 $3.0 $2.5 $2.7 $2.7 $3.1 Retail banking Trust fee income Core other income (1) 4Q22 1Q23 2Q23 3Q23 4Q23

Non-Interest Expense and Efficiency 16 NON-INTEREST EXPENSE ($ millions) • Efficiency ratio of 49.2% for 4Q23 • Core efficiency ratio excluding the impact of our solar tax equity investments of 49.7% for 4Q23(1) • Non-interest expense for 4Q23 was $37.8 million • Non-interest expense for 4Q23 was $0.5 million higher compared to 3Q23 4Q23 HIGHLIGHTS (1) See non-GAAP disclosures on pages 22-23 $35.6 $38.6 $37.2 $37.0 $37.7 $35.6 $38.6 $37.5 $37.3 $37.8 47.6% 51.6% 52.3% 51.7% 49.7%49.7% 53.3% 52.9% 53.0% 49.2% Core NIX NIX Core Eff Ratio (1) Eff Ratio 4Q22 1Q23 2Q23 3Q23 4Q23

Credit Quality 17 NPA / TOTAL ASSETS NCO / AVERAGE LOANS(1) (Quarter Trend) 4Q23 HIGHLIGHTS • Nonperforming assets were $34.2 million as of 4Q23, compared to $36.5 million in 3Q23 • Net charge-offs of 0.51% in 4Q23 was 23 bps higher than 3Q23 due to the charge-off of one $4.7mm construction loan • Criticized and classified loans increased by $22.0 million, due to targeted risk rating adjustments on 3 commercial & industrial loans or 25.0%; Pass rated loans are 98% of loan portfolio 0.37% 0.49% 0.45% 0.46% 0.43% 4Q22 1Q23 2Q23 3Q23 4Q23 0.15% 0.25% 0.29% 0.27% 0.51% Solar Residential Commercial 4Q22 1Q23 2Q23 3Q23 4Q23 CRITICIZED AND CLASSIFIED LOANS ($ millions) $107 $110 $104 $88 $111 4Q22 1Q23 2Q23 3Q23 4Q23 (1) Annualized

Allowance for Credit Losses on Loans 18 ALLOWANCE FOR LOAN LOSSES / TOTAL LOANS • Allowance for credit losses on loans totaled $65.7 million in 4Q23, or $2.1 million lower than 3Q23, primarily due to the charge-off of one $4.7mm construction loan, partially offset by improvements in macro-economic forecasts used in the CECL model 4Q23 HIGHLIGHTS 1.10% 1.61% 1.59% 1.55% 1.49% 4Q22 1Q23 2Q23 3Q23 4Q23 ALLOWANCE WATERFALL ($ millions) $67.8 $(5.5) $(0.5) $(0.1) $4.4 $1.3 $(1.8) $65.7 9/30/2023 NCO's Loan Balances Specific Reserves Charge Off Expense Quant Qual 12/31/23 CECL Adoption

Performance Tracking



Capital Ratios
12.31%
12.23%
12.51%
12.63%
12.98%
7.52%
7.50%
7.78%
7.89%
8.07%
6.30%
6.43%
6.59%
6.72%
7.16%
4Q22
1Q23
2Q23
3Q23
4Q23
Leverage Ratio
CET1
TCE



Per-Share KPI's
$16.05
$16.42
$16.78
$17.43
$18.74
$2.40
$2.42
$2.31
$2.34
$2.48
$0.83
$0.74
$0.72
$0.76
$0.72
4Q22
1Q23
2Q23
3Q23
4Q23
TBV
EPS(1)
Rev/Sh(1)



Core ROAA
1.38%
1.19%
1.13%
1.17%
1.10%
4Q22
1Q23
2Q23
3Q23
4Q23



Core ROAE
21.8%
18.6%
16.8%
17.2%
15.8%
4Q22
1Q23
2Q23
3Q23
4Q23

(1) Core metrics shown

19

2024 Guidance 20 2024 FINANCIAL OUTLOOK • Core pre-tax pre-provision earnings of $143 million to $148 million • Net Interest Income of $268 million to $272 million - considers the effect of the forward rate curve through 2024 • Conditional 2H Balance Sheet growth ~ 3%: ◦ 1H Neutral Balance Sheet ~ $8B ◦ Achieve 8.5% Tier 1 leverage target ◦ Deposit gathering performance | Credit performance | Stable macroeconomic factors

Appendix

Reconciliation of Non-GAAP Financials

(in thousands)	As of and for the Three Months Ended December 31, 2023	As of and for the Three Months Ended September 30, 2023	As of and for the Three Months Ended December 31, 2022	As of and for the Year Ended December 31, 2023	As of and for the Year Ended December 31, 2022
Core operating revenue					
Net Interest income (GAAP)	$ 67,319	$ 63,728	$ 67,346	$ 261,311	$ 239,840
Non-interest income	9,406	6,780	4,226	29,336	23,897
Less: Securities (gain) loss	2,340	1,699	1,373	7,392	3,637
Less: Subdebt repurchase gain	—	(637)	—	(1,417)	(617)
Add: Tax (credits) depreciation on solar investments	(3,251)	—	1,706	(3,251)	3,811
Core operating revenue (non-GAAP)	$ 75,814	$ 71,570	$ 74,651	$ 293,371	$ 270,568
Core non-interest expense					
Non-interest expense (GAAP)	$ 37,752	$ 37,339	$ 35,570	$ 151,247	$ 140,571
Less: Other one-time expenses [(1)]	(47)	(332)	—	(665)	(738)
Core non-interest expense (non-GAAP)	$ 37,705	$ 37,007	$ 35,570	$ 150,582	$ 139,833
Core net income					
Net Income (GAAP)	$ 22,695	$ 22,308	$ 24,755	$ 87,979	$ 81,477
Less: Securities (gain) loss	2,340	1,699	1,373	7,392	3,637
Less: Subdebt repurchase gain	—	(637)	—	(1,417)	(617)
Add: Other one-time expenses	47	332	—	665	738
Less: Tax on notable items	(627)	(396)	(296)	(1,782)	(927)
Add: Tax (credits) depreciation on solar investments	(3,251)	—	1,706	(3,251)	3,811
Less: Tax on notable items	227	(396)	(664)	(909)	(1,867)
Core net income (non-GAAP)	$ 22,058	$ 23,306	$ 27,170	$ 90,459	$ 87,179

(1) Severance expense reimbursement expense for positions eliminated plus, for 2022, expenses related to the termination of the merger agreement with Amalgamated Bank of Chicago

22

Reconciliation of Non-GAAP Financials

(in thousands)	As of and for the Three Months Ended December 31, 2023	September 30, 2023	December 31, 2022	As of and for the Year Ended December 31, 2023	December 31, 2022
Tangible common equity					
Stockholders' equity (GAAP)	$ 585,364	$ 546,291	$ 508,955	$ 585,364	$ 508,955
Less: Minority interest	(133)	(133)	(133)	(133)	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(2,217)	(2,439)	(3,105)	(2,217)	(3,105)
Tangible common equity (non-GAAP)	$ 570,078	$ 530,783	$ 492,781	$ 570,078	$ 492,781
Average tangible common equity					
Average stockholders' equity (GAAP)	$ 554,830	$ 538,753	$ 493,761	$ 531,082	$ 520,638
Less: Minority interest	(133)	(133)	(133)	(133)	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(2,325)	(2,547)	(3,232)	(2,656)	(3,622)
Average tangible common equity (non-GAAP)	$ 539,436	$ 523,137	$ 477,460	$ 515,357	$ 503,947
Core return on average assets					
Core net income (non-GAAP)	$ 24,455	$ 23,306	$ 25,832	$ 92,837	$ 84,308
Denominator: Total average assets (GAAP)	7,980,509	7,904,566	7,806,589	7,876,312	7,727,165
Core return on average assets (non-GAAP)	1.10%	1.17%	1.38%	1.15%	1.13%
Core return on average tangible common equity					
Core net income (non-GAAP)	$ 24,455	$ 23,306	$ 25,832	$ 92,837	$ 84,308
Denominator: Average tangible common equity	539,436	523,137	477,460	515,357	503,947
Core return on average tangible common equity (non-GAAP)[1]	16.22%	17.67%	22.58%	17.55%	17.30%
Core efficiency ratio					
Numerator: Core non-interest expense (non-GAAP)	$ 37,705	$ 37,007	$ 35,570	$ 150,582	$ 139,834
Core operating revenue (non-GAAP)	75,814	71,570	74,651	293,371	270,568
Core efficiency ratio (non-GAAP)[1]	49.74%	51.71%	47.65%	51.33%	51.68%

(1) Calculated using core net income (Non-GAAP) in the numerator, as detailed on page 25

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Impact Segment Definitions LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT 24 Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Non-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans (including legacy C&I agreements) that are not mission-aligned

Tangible Book Value 531 23 (3) (1) — 2 19 570 17.43 18.18 18.08 18.04 18.08 18.11 18.74 18.74 9/30/23 Earnings Dividends @ $.10/ share Buybacks - Equity Impact Buybacks - Share count Other(1) AFS Mark 12/31/23 TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($ millions) 4Q23 SUMMARY • TBV increase of 7.51% primarily driven by: ◦ $22.7 million in net income ◦ $19.2 million improvement in the tax- affected mark-to-market adjustment ◦ Offset slightly by regular retained earnings impact of dividend issuance • No accretive affect to TBV from share repurchase activity in the quarter • Tangible Common Equity Ratio was 7.16% • Dividend Payout Ratio was 13.6% (1) Other includes the effect of stock issuance 25

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